UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive,

Troy, MI 48098

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (248) 312-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	FBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2020, Flagstar Bancorp, Inc. (the “Company”) completed its offering of $150 million aggregate principal amount of its 4.125% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes were issued under an Indenture, dated as of October 28, 2020 (the “Base Indenture”), by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of October 28, 2020 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee. The Notes were sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333- 225397). The terms of the Notes are set forth in, and such Notes are governed by, the Indenture.

The Company used the net proceeds from the offering of the Notes to purchase $150 million of shares of its common stock owned by MP Thrift Investments L.P. at a purchase price per share of $32.6965, which is based on the volume-weighted average price of the Company’s common stock for the three trading days up to and including October 22, 2020.

The Notes will mature on November 1, 2030. From and including the date of original issuance to, but excluding November 1, 2025 or the date of earlier redemption, the Notes will bear interest at a rate of 4.125% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2021. From and including November 1, 2025, to, but excluding, November 1, 2030 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the Notes), plus a spread of 391 basis points, payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year, commencing on February 1, 2026. Notwithstanding the foregoing, if the benchmark rate is less than zero, the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning with the interest payment date of November 1, 2025, and on any interest payment date thereafter or (ii) in whole but not in part within 90 days of the occurrence of a “Tax Event,” a “Tier 2 Capital Event” (each as defined in the Indenture) or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent then required under applicable laws or regulations, including capital regulations.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, premium, if any, or interest on, the Notes or in the performance of any other obligation of the Company under the Notes or the Indenture. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon the Company’s or Flagstar Bank, FSB’s insolvency, receivership, conservatorship, reorganization or similar proceedings, or if there is a liquidation or winding up of the Company’s business.

The Notes are general unsecured, subordinated obligations of the Company and rank junior to all of its existing and future Senior Indebtedness (as defined in the Indenture), including all of its general creditors. The Notes will be equal in right of payment with any of the Company’s existing and future subordinated indebtedness, and will be senior to the Company’s obligations relating to any junior subordinated debt securities issued to the Company’s capital trust subsidiaries. In addition, the Notes are effectively subordinated to all secured indebtedness of the Company to the extent of the value of the collateral securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of Flagstar Bank, FSB. The Notes are obligations of the Company only and will not be obligations of, and will not be guaranteed by, any of its subsidiaries.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture, and the form of the Notes, copies of which are attached as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

This Current Report on Form 8-K, including the Exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibits

4.1	Indenture, dated October 28, 2020, between Flagstar Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture, dated October 28, 2020, between Flagstar Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.3	Form of 4.125% Fixed-to-Floating Rate Subordinated Note due 2030 (included in Exhibit 4.2).

5.1	Opinion of Warner Norcross + Judd LLP regarding the legality of the Notes.

23.1	Consent of Warner Norcross + Judd LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: October 28, 2020	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer